SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): July 5, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) By letter dated July 5, 2000, Haugen, Springer & Co., P.C., Denver, Colorado, resigned as auditors and independent accountants for Vari-L Company, Inc. (the "Company"). In its letter of resignation, Haugen Springer stated that its resignation was prompted by the following circumstances: (a) the refusal of the Company's former Controller to meet with Haugen Springer, (b) statements attributed to other management personnel of the Company which led Haugen Springer to question, inter alia, whether it could rely on management's representations, and (c) the decision of the Audit Committee of the Company's Board of Directors to engage KPMG LLP to assist the Committee in the Committee's internal investigation of the Company's prior financial statements, in place of Haugen Springer, and therefore, the likelihood that the investigation by KPMG will be prolonged, which will result in a delayed issuance of revised financial statements and auditors' reports. Additionally, Haugen Springer indicated that one or more "illegal acts", within the meaning of Section 10A of the Securities and Exchange Act of 1934 (the "Exchange Act"), has or may have occurred. The Haugen Springer letter appears to constitute a "reportable event" pursuant to Item 304 of Regulation S-K in that the report appears to constitute advice to the management of the Company that information has come to the attention of Haugen Springer that has made it unwilling to be associated with the financial statements prepared by the Company.

     In a prior letter dated May 12, 2000, Haugen Springer had advised the Company that new information had come to its attention which affected its reports on the Company's financial statements for the years ended December 31, 1997 and 1998. In the Company's Form 8-K filed on May 17, 2000, the Company announced that it would be restating its previously reported financial results for the quarter and year ended December 31, 1997, that the Audit Committee of the Company's Board of Directors was continuing to investigate the accuracy of its prior financial statements, and that there could be further adjustments to those financial statements. The Company also announced that the Audit Committee had engaged Haugen Springer to assist with its internal investigation to evaluate certain of the Company's accounting policies and practices, including but not limited to the Company's policies and practices concerning the capitalization of labor expense and other costs. The Audit Committee requested, upon completion of that evaluation, that Haugen Springer issue new reports, if required, regarding the Company's financial statements for the years ending 1997, 1998 and 1999.

     On May 22, 2000, the Company filed its Form 10-Q, which included financial statements adjusted to reflect the correction of the 1997 overstatement of revenues and earnings. Attached as an exhibit to the Form 10-Q was a letter addressed to the Audit Committee of the Company's Board of Directors from Haugen Springer, dated May 19, 2000, which stated that, because of the ongoing evaluation of the other accounting issues relating to the Company's financial statements for the years ending 1997 and thereafter, Haugen Springer would not permit the use of their name or inclusion of their review report in connection with the financial statements contained in the Company's Form 10-Q.

     As noted above, in its July 5, 2000, resignation letter, Haugen Springer referenced its concern that, in light of certain statements attributed to the Company's management and a lack of cooperation from the Company's former Controller, it was uncertain whether it could rely on management's representations. While Haugen Springer did not specifically identify these management representations, the Company's Audit Committee believes that it may refer to conflicting statements by certain members of management and representatives of Haugen Springer concerning the time at which Haugen Springer first became aware of facts relating to the 1997 overstatement of revenues and earnings as well as prior management representations concerning the capitalization of certain expenses, and the depreciation and amortization policies for certain assets.

     In its July 5 letter, Haugen Springer also stated that, because it had not yet completed its investigation of, among other things, the recognition of certain of the Company's revenues, the capitalization of certain expenses, and the Company's depreciation and amortization policies for the years ended December 31, 1997, 1998 and 1999, and because the completion of that investigation is likely to be prolonged, the Company's financial statements for those years, and Haugen Springer's reports thereon, are not to be relied upon.
Finally, Haugen Springer indicated that it has become aware of information indicating that one or more illegal acts, within the meaning of Section 10A of the Exchange Act, has or may have occurred. A copy of Haugen Springer's letter of resignation was sent to the Chief Accountant of the Commission.

     The Audit Committee made the determination to retain KPMMPG LLP to assist the Committee because it came to believe that, under the circumstances, Haugen Springer could not effectively evaluate the Company's prior financial statements which it had audited.

     The reports of Haugen Springer on the Company's financial statements for the two fiscal years in the period ended December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, prior to the commencement of the Audit Committee's investigation of the Company's prior financial statements earlier this year, there were no disagreements with Haugen Springer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or which, if not resolved to the satisfaction of Haugen Springer would have caused Haugen Springer to make reference to the matter in connection with its report in connection with the audits of the Company's financial statements for the years ended December 31, 1999. However, as stated above, Haugen Springer did not permit the use of their name or inclusion of their review report (which report was never completed or submitted to the Company) in connection with the financial statements contained in the Company's Form 10-Q for the period ending March 31, 2000, and now has withdrawn its reports on the Company's financial statement for years ended December 31, 1997, 1998 and 1999.

     Based on the information presented to the Company's Audit Committee to date, the Company believes it is very likely that it will restate its audited financial statements for each of the fiscal years ending December 31, 1997, 1998 and 1999, and its unaudited financial statements for the subsequent interim periods. While the overall impact of the various possible adjustments to the financial statements cannot be determined at this time, those adjustments could have a material adverse effect on the Company's balance sheet as well as on the revenue and net income recognized by the Company during certain fiscal periods. Because KPMG LLP has only recently been retained, the Company also cannot fairly estimate the amount of the required adjustments that it expects to be made to its financial statements. Revised financial statements of the Company for the affected periods will be issued as soon as posiblepossible.

     The Company requested Haugen Springer to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, a copy of which will be filed as an exhibit in an amendment to this Form 8-K.

     (b) The Company has not yet retained a new independent accounting firm to audit its financial statements for the year ending December 31, 2000.

ITEM 5.  OTHER EVENTS

     On July 7, 2000, the Company issued a press release relating to the matters discussed in Item 4 above. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

 (a)  None

 (b)  None

 (c)  Exhibits.

     16.1 Letter of Resignation and Report of Haugen, Springer & Co., P.C., pursuant to Section 10A(b)(2) of the Securities Exchange Act of 1934, as amended, dated July 5, 2000, addressed to the Board of Directors of the Vari-L Company, Inc.

     99.1 Press Release dated July 7, 2000


Date:  July 12, 2000               VARI-L COMPANY, INC.



                                   By:/s/David G. Sherman
                                      David G. Sherman
                                      President